SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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Date of Report:   April 29, 2004


                             Skynet Telematics, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                    33-55254-39             87-0485315
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(State or other jurisdiction         (Commission        (IRS Employer
      of incorporation)              File Number)   Identification No.)


Administration Centre, Buckhurst, Westwood Lane,
Normandy, Guildford, U.K. GU3 2JE                               N/A
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code 011 44 1483 813678



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          (Former Name Or Former Address, If Changed Since Last Report)





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         Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Effective April 29, 2004, the Company dismissed Most & Company, LLP, its independent accountant for fiscal 2001. On April 29, 2004, the Company appointed Smith & Company as new independent accountants for fiscal 2002.

         The decision to change accountants was made by the Board of Directors.

         For the audit of the financial statements of registrant for the years ended December 31, 2000 and 2001, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not satisfactorily resolved would have caused Most & Company, LLP to reference such matter in its report. The accountants' reports for the year ended December 31, 2000 contained a qualified opinion in an explanatory paragraph stating that the financial statements have been prepared on a going concern basis. As discussed in Note 11 to the consolidated financial statements, the Company has experienced significant losses, resulting in a deficit equity position. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

         The Company provided Most & Company, LLP with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Most & Company's letter, dated April 29, 2004, stating its agreement with such statements.

         During the years ended December 31, 2001 and 2000 and through the date of the Board's decision, the Company did not consult Smith & Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Regulation S-K.

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (16) Letter re Change in Certifying Accountant.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Skynet Telematics, Inc.

                                      By: Tomas Wilmot
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                                            Tomas Wilmot
                                            Chief Executive Officer


Dated:   April 29, 2004


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                                                                      Exhibit 16


                                              April 29, 2004

Chief Accountant
Securities and Exchange Commission
Washington, DC 20549

Gentlemen:

            We have read Item 4 of the report on Form 8-K of Skynet Telematics, Inc., for April 29, 2004, and we agree with the statements contained therein insofar as they relate to our firm.

                                             Very truly yours,

                                         /s/ Most & Company, LLP
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                                         Most & Company, LLP